UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2018

Protagenic Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51353	06-1390025
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Fifth Ave, Suite 500, New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

212-994-8200

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On June 11, 2018, Protagenic Therapeutics, Inc. issued a press release announcing that the naturally-occurring brain peptide upon which its lead drug compound, PT00114, is based, known scientifically as teneurin C-terminal associated peptide (TCAP), has been featured in three peer-reviewed publications in major scientific journals. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Protagenic Therapeutics, Inc., dated June 11, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protagenic Therapeutics, Inc.

	By:	/s/ Alexander Arrow
Alexander K. Arrow, MD, CFA
Chief Financial Officer
Date: June 11, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Protagenic Therapeutics, Inc., dated June 11, 2018.